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                               LEASE GUARANTY AGREEMENT

     FOR AND IN CONSIDERATION of the agreement of Monique Sanders Flourie, Frederick Clarke Sanders, Frederick Clarke Sanders Flourie, Scott Michael Sanders Flourie and Carlo Enrique Muzquiz Davila ("Lessor and CoastCast Tijuana,
S. de R. L. de C.V. ("Lessee"), dated January 5, 1998, and further, to induce Lessor to enter into the Lease, and for other good and valuable consideration, CoastCast Corporation, Inc. ("Guarantor"), a California corporation, unconditionally and irrevocably guarantees to Lessor the prompt, full, and complete performance of all of the terms, covenants, and provisions of, the Lease, and the full and prompt, payment of all rentals, deposits, and other sums now or hereafter becoming due and payable pursuant to the terms and provisions of the Lease, and any and all renewals, extensions, amendments, or modifications of the Lease (all of the foregoing are collectively the "Obligations").

     In the event any sums owing on any of the Obligation shall become due, Guarantor shall immediately pay all of such sums due to Lessor without demand or notice whatsoever. In the event any of the terms, covenants or provisions of the Lease are not performed promptly saw therein provided, Guarantor shall immediately so perform such terms, covenants, or provisions without any demand or notice whatsoever.

     It shall not be necessary or required in order to enforce Guarantor's obligations under this Lease Guaranty Agreement that Lessor shall have made demand for payment or performance upon Lessee or any other person liable on or for the Obligations for payment to Lessee or to any other person liable thereon or have given notice to Lessee or any other person liable thereon of non-payment or non-performance of said Obligations, or any other notice whatsoever. It shall not be necessary or required, and Guarantor shall not be entitled to require, that Lessor file suit or proceed to obtain or assert a claim against Lessee for the Obligations, or any part thereof, or file suit or proceed to obtain or assert a claim against any other person liable for the Obligations, or any part thereof, or make any effort to collect or enforce the performance of the Obligations, or any part thereof, from any such other person liable for the Obligations, or any part thereof, before or as a condition of enforcing the liability of Guarantor under this Lease Guaranty Agreement. Guarantor waives any right to the benefit of or to require or control application of any security or the proceeds of any security now existing or hereafter obtained by Lessor as security for the Obligations or any dispersements, payments, or other property at any time received by, paid to, or in the possession of Lessor. Guarantor shall not have any recourse or action against Lessor by reason of any action Lessor may take or omit to take in connection with security or any other guaranty at any time existing thereof.

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This is a guaranty of payment and performance and not merely of collection.

     No renewal, extension, or rearrangement of any other indulgence with respect to the Obligations, or any part thereof, no release of or substitution for any security or other guaranty now or hereafter held by Lessor for Obligations, or of any part thereof, no failure to perfect any lien or security interest, no impairment of collateral, no release of Lessee or any other person primarily or secondarily liable on or for any of the Obligations, or any part thereof, no delay in enforcement of the payment or performance of the Obligations, or any part thereof, and no delay or omission or power with respect to the Obligations, or any part thereof, or any security therefor or guaranty thereof or under this Lease Guaranty Agreement shall in any manner impair the rights of Lessor or the obligations and liability of Guarantor Hereunder.

     Guarantor further waives notice of the acceptance of this guaranty and waives grace, demand, notice of default, notice of intent to accelerate maturity, notice that Lessor will not accept late payments, notice of acceleration maturity, presentment for acceleration, presentment for payment, protest notice of pretest and of dishonor, and diligence on taking any action with respect to this Lease Guaranty Agreement or said Obligations or any property, rights, or interests which secure this Lease Guaranty Agreement or said Obligations. Guarantor consents to and waives notice of any and all renewals, extensions, and rearrangements of said Obligations and to the release of all or any part of any property, rights, or interests which secure this Lease Guaranty Agreement or said Obligations or any person liable for any of the Obligations.

     The obligations, covenants, agreements and duties of Guarantor under this Lease Guaranty Agreement shall in no way be affected or impaired by (i) the involuntary or involuntary bankruptcy, assignment for the benefit of credits, reorganization or similar proceeding affecting Lessee or any of LESSEE's assets, or (ii) the release of Lessee from the performance or observance of any of the agreements, covenants, terms or conditions contained in the documents evidencing the Obligations by LESSEE's bankruptcy, receivership, or similar protective filing. This Lease Guaranty Agreement shall continue to be effective or be reinstalled, as the case may be, if at any time any payment or performance of any of the Obligations is rescinded or must be otherwise returned by Lessor in connection with the insolvency, bankruptcy or reorganization of Lessee or otherwise, all as though such payment had not been made.

     Guarantor hereby irrevocable waives any and all claims or other rights which it may now have or hereafter acquire against Lessee or any other

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guarantor of the Obligations that arise from the existence, payment, performance or enforcement of Guarantor's liabilities or Obligations under this Lease Guaranty Agreement, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification, and any right to participate in any claim or remedy of Lessor against Lessee or any other guarantor of the Obligations or any collateral which Lessor now has or hereafter acquires, whether or not such right, claim or remedy arises in equity or under contract, statute or common law including without limitation, the right to take in receipt from Lessee, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such right, claim or remedy. Without limiting the generality of and in addition to the foregoing, Guarantor hereby irrevocably waives any and all claims or other rights it may now have or hereafter acquire against Lessor, Lessee or any other person under the laws of the State of California. If any amount shall be paid to Guarantors in violation of this paragraph and the Obligations shall not have been paid in full, such amount shall be deemed to have been paid to Guarantor for the benefit, and held in trust for the benefit of Lessor and shall forthwith be paid to Lessor to be credited and applied upon the Obligations.

     This Lease Guaranty Agreement is intended for and shall inure to the benefit of Lessor and each and every other person who shall from time to time be or become the owner, assignee or holder of the Lease or any of the Obligations hereby guaranteed, and each and every reference herein to "Lessor" shall also include and refer to each and every successor or assignee of Lessor at any time holding or owing any part of or interest in any part of the Lease or the Obligations hereby Guaranteed. This Lease Guaranty Agreement shall be transferable and negotiable, in whole or in part, by Lessor and its assigns, with the same force and effect and to the same extent that the Lease or the Obligations are transferable. Guarantor expressly waives notice of transfer or assignment of the Lease or the Obligations, or any part thereof, or of the rights of Lessor Hereunder.

     Any proceeding under this Lease Guaranty Agreement may be brought by Lessor as to some, but less than all, Obligations, at LESSOR's sole discretion, and any such proceeding brought by Lessor with respect to some, but less than all, Obligations shall not in any manner whatsoever affect, waive, diminish, or impair the rights of Lessor to thereafter institute proceeding as to any or all Obligations not therefore the subject of any proceeding under this Lease Guaranty Agreement, either simultaneously or serially, until all Obligations have been fully and finally paid and discharged. The exercise of any right or remedy granted to or conferred upon Lessor in this Lease Guaranty Agreement or in any

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                                                                               4

instrument, document, or other writing now or hereafter evidencing, securing, or otherwise pertaining to said Obligations or this Lease Guaranty Agreement shall be wholly discretionary with Lessor, and such right or remedy shall not in any manner affect, impair, or diminish the obligations and liabilities of Guarantor or any person liable on said Obligations, or constitute or be deemed a waiver of any such right or remedy or any other past, present, or future right or remedy of Lessor.

     This Lease Guaranty Agreement and the obligations of Guarantor hereunder, and all of the terms, provisions, covenants, warranties, waivers, and agreements contained herein or in any writing evidencing, securing, or otherwise pertaining to the Obligations shall be binding upon Guarantor and its successors, legal representatives and assigns.

     Any notice or demand to Guarantor or in connection herewith may be given and shall conclusively be deemed and considered to have been given and received upon the deposit thereof in writing in the U.S. Mails, duly stamped and address to such Guarantor at the address of Guarantor shown below or at Guarantor's most recent address as then shown by the records of Lessor, but actual notice, however, given or received, shall always be effective. The last preceding sentence shall not be construed in anywise to affect or impair any waiver of notice or demand herein provided or to require giving of notice of any kind whatsoever to or upon Guarantor in any situation or for any reason.

     Guarantor shall pay to Lessor its collection and enforcement costs, including reasonable attorney's fees, if the Obligations are not paid or performed by Guarantor when due as required herein or if this Lease Guaranty Agreement is enforced through any judicial proceedings whatsoever. In addition, Guarantor shall pay collection and enforcement costs, including reasonable attorney's fees, that Lessor has incurred in collecting or enforcing or attempting to collect or enforce the Obligations from Lessee.

     THIS LEASE GUARANTY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED, AND INTERPRETED UNDER THE LAWS OF THE STATE OF CALIFORNIA, UNITED STATES OF AMERICA.

     EXECUTED EFFECTIVE AS OF THE 14 DAY OF AUGUST, 1998.

                              By:  /s/ Richard W. Mora
                                   ----------------------------
                                   PRINTED NAME:  Richard W. Mora
                                   TITLE:  Chief Executive Officer